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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 21, 1999


                             INFOCURE CORPORATION
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              (exact name of registrant as specified in chapter)



          Delaware                    001-12799                  58-2271614
(State or other jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

1765 The Exchange, Suite 500 Atlanta, GA                            30339
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(Address of principal executive office)                           (zip code)


       Registrant's telephone number, including area code:  770-221-9990
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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                                   Contents
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                                                                        Page

Item 5:  Other Events ................................................    2

Item 7:  Financial Statements and Exhibits ...........................    2

Signatures ...........................................................    3
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Item 5.  Other Events.

     On December 20, 1999, InfoCure Corporation ("InfoCure") acquired the dental business of National Data Corporation (NYSE: NDC) based in Atlanta, GA, the dental practice management software business known as PracticeWorks from Zila, Inc. (Nasdaq: ZILA) based in Sacramento, CA, Unident Corporation of Lincoln, NE, InfoLogic, Inc. based in Raleigh, NC and Human Touch also based in Sacramento, CA, and has formed a new Dental Division.

     In addition, on December 21, 1999, InfoCure entered into a merger agreement with Medical Dynamics, Inc. (Nasdaq: MEDY), which markets its software and services under the name Computer Age. InfoCure had previously announced that it would acquire a 60% interest in MEDY but the terms of the proposed acquisition were changed such that InfoCure will acquire 100% of MEDY in a transaction intended to be accounted for as a "pooling of interests." InfoCure will issue to the former shareholders of MEDY approximately 725,000 shares of InfoCure's common stock in connection with the merger. InfoCure expects to file a registration statement on Form S-4 with the Securities and Exchange Commission with respect to the shares to be issued in the transaction. The merger is scheduled to close in the first quarter of 2000.

     Audited financial statements of MEDY for its fiscal year ended September 30, 1998 are publicly available via the World Wide Web site maintained by the U.S. Securities and Exchange Commission, http://www.sec.gov.


Item 7.  Financial Statements and Exhibits.

     (b)  Exhibits

          The following exhibits are filed herewith:

          Exhibit     Description
          -------     -----------
            99.1      Press release dated December 21, 1999

            99.2 Agreement and Plan of Merger and Reorganization dated December 21, 1999
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INFOCURE CORPORATION
                                       (Registrant)



Date:  December 21, 1999               by: /s/ Frederick L. Fine
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                                           Frederick L. Fine
                                           Chairman/President/CEO